SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                  Date of earliest event reported: May 13, 1997

                       First Industrial Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

Maryland                                1-13102               36-3935116
(State or other                     (Reporting File        (I.R.S. Employer
jurisdiction of organization)           Number)           Identification No.)

150 N. Wacker Drive, Suite 150
Chicago, Illinois                                               60606
(Address of principal executive offices)                     (Zip Code)

                                 (312) 704-9000

              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits

         Exhibit
         Number   Exhibit

           1.1 Underwriting agreement relating to Depositary Shares each representing 1/100 of a share of 8 3/4% Series B Cumulative Preferred Stock with a liquidation preference equivalent to $25.00 per Depositary Share.

           4.1 Form of Articles Supplementary to the Amended and Restated Articles of Incorporation of the Company relating to the Company's Series B Cumulative Preferred Stock, par value $.01.

           4.2    Form of Deposit Agreement.

           4.3 Form of Depositary Receipt to be issued pursuant to the Deposit Agreement.

           4.4    Form of Stock Certificate for Series B Cumulative Preferred
                  Stock.

          10.1 Form of Third Amended and Restated Limited Partnership Agreement of First Industrial, L.P.




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                                      -3-

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FIRST INDUSTRIAL REALTY TRUST, INC.


                                By: /s/ Michael J. Havala
                                    ----------------------------------
                                    Name:  Michael J. Havala
                    Title: Chief Financial Officer, Treasurer
                                             and Secretary


Date:    May 13, 1997



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                                  Exhibit Index



Exhibit
Number            Exhibit

    1.1 Underwriting agreement relating to Depositary Shares each representing 1/100 of a share of 8 3/4% Series B Cumulative Preferred Stock with a liquidation preference equivalent to $25.00 per Depositary Share.

    4.1 Form of Articles Supplementary to the Amended and Restated Articles of Incorporation of the Company relating to the Company's Series B Cumulative Preferred Stock, par value $.01.

    4.2           Form of Deposit Agreement.

    4.3 Form of Depositary Receipt to be issued pursuant to the Deposit Agreement.

    4.4           Form of Stock Certificate for Series B Cumulative Preferred
                  Stock.

   10.1 Form of Third Amended and Restated Limited Partnership Agreement of First Industrial, L.P.